Exhibit 99.1

Soon will be . . .

Legal disclaimer Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. 3

We will have a great new name ! 5

Amegy Bank . . . . a name that builds on a great history Why a new name? Prohibited from using our name outside Houston area Eliminate the expense and confusion of multiple names Over 2 dozen financial institutions utilize "Southwest" We needed a name that was ours to build a brand Clear commitment signal to markets What does it mean? A coined word that matches our core values of utilizing the best values of the people of "America" and putting our energy" behind those traits 7 What's happening now? Enhanced marketing and high touch transition - incremental business opportunities $6 million marketing and communications budget Timing January 25 March 7 May Amegy Bank NA announced Amegy Day One - NASDAQ symbol changes to ABNK Corporate name changes to Amegy Bancorporation, Inc.

1/26/05 Newspaper wrapper to 500,000 households

Newspaper Advertising

Billboard Campaign

Billboard Campaign

Billboard Campaign

Amegy Bank . . . a growth story 15-year return to shareholders - 25% CAGR From 1 branch and 20 people to more than 75 branches and 2,100 people $50 million in assets in 1990 - now $7.5 billion Growth 70% internally generated Today: Largest independent bank in Houston - 3rd largest in Texas $100 million legal lending limit $580 million total shareholders' equity Market cap of approximately $1.6 billion More than 200 calling officers Known for customer service and community partnerships - 15 successful years. . . 19 Houston Dallas

2004 . . . another solid year Taking advantage of strong market dynamics Exceptional business growth in 2004 Total revenue up 18% Average loans up 21% Average deposits up 18% Noninterest income up 14% Net income up 13% EPS growth of 11% Strong business execution Great asset quality Two successful mergers Customer service focus Key Challenges Margin pressure Increased competition Increased regulation 21

5 years of strong growth 2002 Total Assets Total Loans Total Deposits Total Equity Total Revenue Net Income Diluted EPS EPS y/y % growth ROA ROE Tangible common ratio Total capital ratio Taxable-equivalent net interest margin Efficiency ratio 2003 $5,947,133 $3,588,572 $4,403,239 $499,321 $277,439 $60,729 $0.87 1% 1.14% 12.86% 7.90% 11.90% 4.04% 63.75% $3,940,827 $2,511,437 $3,093,870 $298,125 $190,888 $43,461 $0.65 33% 1.23% 17.00% 7.50% 10.49% 4.57% 61.59% $4,401,690 $2,759,482 $3,428,633 $361,734 $215,416 $52,717 $0.78 18% 1.32% 15.82% 8.16% 11.27% 4.41% 60.59% $5,173,204 $3,219,340 $3,912,049 $445,523 $246,206 $59,206 $0.86 12% 1.30% 14.55% 8.57% 11.68% 4.35% 60.94% 2000 2001 5 Year CAGR 23 2004 $7,505,603 $4,646,982 $5,620,043 $580,414 $326,003 $68,543 $0.97 11% 1.05% 12.86% 5.50% *10.91% 3.99% 65.83% 18.1% 18.0% 17.3% 20.0% 15.5% 16.5% 14.9% * Estimate (Period end; $ in thousands, except EPS)

4th Quarter in review Total Assets Total Loans Total Deposits Total Equity Total Revenue Net Income Diluted EPS ROA ROE Tangible common ratio Total capital ratio Taxable-equivalent net interest margin Efficiency ratio Qtr. Ended 12/31/03 Qtr. Ended 12/31/04 $ Growth % Growth 25 $5,947,133 $3,588,572 $4,403,239 $499,321 $73,666 $16,311 $0.23 1.14% 13.27% 7.90% 11.90% 4.03% 63.40% $7,505,603 $4,646,982 $5,620,043 $580,414 $90,522 $17,369 $0.24 0.94% 11.97% 5.50% *10.91% 3.91% 69.36% $1,558,470 $1,058,410 $1,216,804 $81,093 $16,856 $1,058 $0.01 26.2% 29.5% 27.63% 16.2% 22.88% 6.5% 3.8% * Estimate (Period end; $ in thousands, except EPS)

Net interest margin - key observations Yield curve has flattened Exceptional loan growth outpaced good deposit growth Change in funding mix - Trust preferred issuance - Increase in wholesale funding Expiration of floors -- $900 million at 12/03 vs. $120 million at 12/04 Lag effect of 90 day LIBOR on asset repricing 27

Noninterest expense - key observations *($ in thousands) Key Observations 3 Mergers in 18 months - need to take advantage of market opportunities Not all cost saves achieved - Klein integration scheduled for 1st Qtr '05 Early stages of Lone Star and Klein revenue growth 29 2003 2004 NIE as reported 177,453 $ 219,557 $ 23.7% Less: Merger-related 3,000 2,997 Merger operating 1,715 6,385 CDI 1,368 4,947 Merger employment 1,651 8,908 Dallas Ops - 2,159 Subtotal 7,734 25,396 Organic NIE 169,719 $ 194,161 $ 14.4%

2004 Key Drivers - Revenue Growth - Solid Core Balance Sheet Growth - Consistent Noninterest Income Growth - Fee Income Growth - Two Successful Mergers - Consistent Asset Quality 31

Revenue growth 33 1997 1998 1999 2000 2001 2002 2003 2004 1.79 2.1 2.44 2.84 3.16 3.57 3.98 4.6 Revenue per common share* On a fully diluted basis Adjusted for stock split Total revenue ($ in millions) Note: Net interest income plus noninterest income 13% CAGR 14% CAGR Key Driver 4.60 1998 2000 2001 2002 2003 2004 Noninterest 31537 42893 58158 70391 86920 99451 net interest 105583 147995 157258 175815 190519 226558 Noninterest income as a percent of total revenue Noninterest income Net interest income 22% 27% 29% 31% 31%

1998 1999 2000 2001 2002 1Q 03 2003 2004 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.59 4.23 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.4 5 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.95 7.51 Solid core balance sheet growth As of December 31, 2004 ($ in billions) Loans Total $4.65 billion, highest in Bank's history Increased $1.06 billion, or 29%, from 12/31/03 5-year compounded annual growth rate of 18% Deposits Increased $1.22 billion, or 28%, from 12/31/03 5-year compounded annual growth rate of 17% Assets Increased $1.56 billion, or 26%, from 12/31/03 5-year compounded annual growth rate of 18% 35 Loan Growth 85% Deposit Growth 82% Asset Growth 90% Key Driver 4.65 5.62 7.51

Consistent noninterest income growth Key Driver 37 1997 1998 1999 2000 2001 2002 2003 2004 3048 4173 4868 6017 7244 9302 9712 12682 Capital Markets and Investments 1997 1998 1999 2000 2001 2002 2003 2004 4354 5369 7070 9126 11718 16304 18429 20473 Treasury Management Retail 1997 1998 1999 2000 2001 2002 2003 2004 0 0 5500 7331 14011 20360 25124 31343 ($ in thousands) 12,682 31,343 CAGR = 22% CAGR = 20% CAGR = 44% 1998 2000 2001 2002 2003 2004 Noninterest 31537 42893 58158 70391 86920 99451 net interest 105583 147995 157258 175815 190519 226558 99,451 86,920 70,391 58,150 42,893 CAGR = 23% Noninterest income

Strategic mergers - two in 2004 39 Total outstanding loans including mergers ($ in millions) 1997 1998 1999 2000 2001 2002 2003 2004 SWBT 1251 1633 2035 2511 2759 3219 3589 4647 Pinemont 137 FT Bend 192 Citizens 133 MaximBank 105 Lone Star 163 169 CAGR = 21% . . . 70% organic Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County MaximBank - July 2003 Total assets - $349 million Market presence - 97 years 8 branches in Galveston County Lone Star Bank - January 31, 2004 Total assets - $223 million Market presence - 27 years 5 branches in Dallas market Klein Bancshares - October 1, 2004 Total assets -- $590 million Market presence - 25 years 27 branches in Northwest Houston Key Driver

41 At 12/31/04: $700 million in loan commitments; $370 million in funded loans and $300 million in deposits 5 branches in prime Dallas locations and the new operations center Lone Star's core businesses: middle market lending and private banking Attractive platform from which to launch middle market, corporate, and private banking initiatives Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region Dallas - a new growth market Key Driver

43 Houston - creating an expansive franchise Klein - "A gem of a bank" . . . and a perfect fit Pro forma with Klein, 4th largest deposit franchise in Houston/Galveston area and remains the largest independent bank in Houston Demographics exceed general market 27 Klein locations address gap in branch distribution Strong business development opportunities with small and middle market businesses, treasury management and private banking Added $535 million in low-cost, primarily core retail deposits Low loan/deposit ratio of 31% Klein Bank Amegy Bank Key Driver

Consistent asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 45 All FDIC Insured Commercial Banks SWBT 1999 2000 2001 2002 2003 2004 SWBT 0.09 0.06 0.17 0.22 0.22 0.14 Peer median 0.61 0.67 0.94 1.11 0.89 0.67 1999 2000 2001 2002 2003 2004 SWBT 0.0031 0.0041 0.0053 0.005 0.0049 0.0055 Peer median 0.0106 0.0123 0.0154 0.0159 0.0132 0.01 Key Driver 0.55% 1.00%* 2000 2001 2002 2003 2004 0.15% 0.61%* * Most recent information as of September 30, 2004

Asset Quality . . . A diversified loan portfolio Total Loans at 12/31/04 ^ $4.6 billion Loans by Industry Type Loans by Collateral Type 47 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Other 9% Residential 4% Retail 6% Multi-family 4% Owner occupied 8% Retail 2% Other 3% Office & Ind.4% Key Driver Real estate construction 23% Real estate term & other 17% Securities & cash 6% Miscellaneous 10% Commercial 23% Residential Mortgage 14% Vehicles 1% Unsecured 6%

Focus on enterprise risk management 49 Board Quarterly Reports Management Result for Shareholders: Focus - ongoing process enterprise wide Appropriate level of oversight defined Integrated into strategic plans Aligned for COSO Over 1,000 key risk indicators identified Risk Unit 11 process owners - Quarterly validation - Monthly reports to management 14 processes identified - 6 lines of business and 8 operational support groups Source: KPMG and Company Key Driver Aligning strategy, processes, people, technology, and knowledge to optimize risk

Why We're Enthusiastic About the Future - Strong Market Dynamics - Great Customer Base - Strategies for Future Growth 51

Suburban <$50 million to $1 billion 29% market share 53 Regional Independents $1 billion to $10 billion 15% of market share Out-of-State Regional/Global >$10 billion 56% market share High touch Consumer Small business Convenient Local boards High touch Consumer Small business - strong focus Middle market - primary focus Some corporate Private banking . . . high touch Accessible (physically/ electronically) More flexible technology Competitive/sophisticated products Service-important Local boards and leadership Consumer Small business - convenience Middle market - high end Corporate - strong bias Private banking . . . broad products Accessible - many branches Less flexible technology Broad product array Source: Market share - FDIC; SAMCO Texas has a three-tier banking system .. . . Amegy is in the right spot! Strong Markets

Texas - An enviable business climate Strong Markets 55 8th largest economy in the world - GSP forecasted to reach $925 billion in 2005 Excellent business climate - Ranked #1 by Site Selection magazine - Tax rate low . . . No state income tax - Energy grid has 35% excess capacity 119,400 jobs added in 2004; 150,000 anticipated in 2005 2/3 of Texas economic activity occurs in Houston and Dallas Ranks 2nd among states in population increase between 1990 - 2000 Population expected to increase by 1.2 million to 23.5 million by 2006 Sources: Site Selection Magazine, U.S. Census Bureau, Texas Comptroller Texas Index of Leading Indicators Monthly, Seasonally Adjusted 1987 = 100 Texas Economy Is Forecast to Grow Slightly Faster Than The U.S in 2005

$74 billion in banking deposits Strong base of 2.1 million jobs through 2004, more than 29 other states Local unemployment rate 5.5% at December 2004 2003 Gross Area Product = $245 billion Lowest cost of living among all major metropolitan areas 20 Fortune 500 companies Diversified economy- energy, healthcare, international Back-to-back years of record housing starts in 2003 and 2004 expected to continue Housing market very healthy; median home prices increased but still a bargain Houston Purchasing Managers Index has had 11 straight months of readings over 60, which indicates very healthy economic expansion Houston Economic Overview Strong Markets 1.3 1.5 1.7 1.9 2.1 2.3 1989 1991 1993 1995 1997 1999 2001 2002 2003 2004 39,000 - 55,000 new jobs predicted for 2005* Solid Job Growth Predicted millions * Greater Houston Partnership; Institute for Regional Forecasting 57

Houston's diversified economy 59 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Construction projects worth more than $1 billion currently underway Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest 6,301 ships called in 2003 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation Strong Markets

Strong Markets

Houston – Energy capital of the world

Industry is conservatively managed

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981

	Then and Now	
	1982	2004**
Total Houston Employment	1,541,000	2,108,900
Houston Energy Employment*	321,000 / 21%	182,300 / 8.5%
U.S. Rig Count	4,436	1,258
Expected Oil Price	$50-$100/bbl	$30-40/bbl
Oilfield CEO Mentality	Aggressive	Conservative
Balance Sheet	Leveraged	De-leveraged

Houston has benefited from the energy industry consolidation

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

** Upstream energy sector*
*** Reflects 11/04 numbers*

Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership, Institute for Regional Forecasting at the University of Houston

31

$84 billion in banking deposits Strong base of 2.7 million jobs Local unemployment rate at 5.5% Forecast to add 44,000 jobs in 2004, an increase of 2.4% 2003 Gross Area Product = $245 billion Third lowest cost of living among major metropolitan areas 19 Fortune 500 Companies Diversified economy driven by telecommunications, distribution and transportation, and financial services DFW Airport 5th busiest in the world - economic impact of $14.3 billion to North Texas Trade and transportation account for 10% of Dallas employment; 25% of Fort Worth's Ranked as one of most productive areas in U.S. and on Forbe's top 10 list (along with Austin) of the best places for business and careers Housing starts anticipated to continue at near-record levels although some softness North Texas' new home market had record sales with 41,188 new homes sold in 2004, up 5% from 2003 Dallas Ft. Worth Economic Overview Strong Markets 66,000 new job predicted for 2005* 1990 1992 1994 1996 2000 2002 2004 1998 * The Perryman Economic Forecast 63

Dallas' diversified economy 65 42% of Texas' high tech talent in located in the Metroplex Early leadership in the -- semiconductor industry Texas Instruments' digital signal processor in 1982 paved the way for DFW to be a world presence in telecommunications Has been adept in developing key information and data processing giants, Electronic Data Systems, ACS and the Perot Systems. University of Texas Southwestern Medical Center of Dallas is ranked 16th among research medical schools Generates $14.3 billion annually for the North Texas economy Supports 268,500 full-time jobs 55 million passengers in 2004 Has been a significant factor in the relocation of more than 400 corporate headquarters to DFW during past decade Covers over 29.8 square miles Nonstop service to more than 160 international and domestic destinations The world's only airport with three FAA control towers Dallas Love Field Airport is home to Southwest Airlines, the most successful U.S. airline Dallas Market Center, the world's first and one of the largest wholesale merchandise marts, is comprised of six buildings containing 6.9 million square feet and attracts more than 200,000 retail buyers to 50 markets annually Wholesale and retail trade is the largest employment sector in the Dallas regional economy, accounting for approximately 17% of all jobs Known as the nation's largest inland port, DFW is a principal trucking and freight distribution center with over 600 motor/trucking carriers and 100 freight forwarders Fort Worth is home to Alliance Airport, the busiest private industrial airport and transportation complex Sources: DFW Airport, Dallas Chamber, Millkin Institute, U.S. News and World Report, Dallas Market Center, NCTCOG , Home of the 5th busiest airport in the world Nation's 2nd most influential technology center Distribution Center of the Southwest Strong Markets

A wide range of customers 67 Great Customer Base

Significant energy customers 69 Energy Group formed in 1997 - today more than $1 billion in commitments 8 relationship managers with an average of 11 years of Energy banking experience Most relationships represent attractive ancillary business opportunities, not solely credit Marathon and BJ Services - substantial lockbox Anadarko - beta testing a new revolutionary product to track lease activity Newfield, Houston Exploration and Spinnaker - all treasury management services Noble Corporation - treasury management, foreign exchange, investments Apache - significant foreign exchange IDEAL product in beta tests Great Customer Base

Leading healthcare institutions 71 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow In the past two years, SWBT has become the market share leader for remittance banking in the Texas Medical Center The IDEAL product is easily transportable to the large Metroplex healthcare community Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 3Q 1999 Customer since 2Q 2003 Customer since 3Q 2003 Great Customer Base

Strategies for Future Growth Core growth Focus on customer service Opportunistic M&A Asset quality Ensure a culture of results and where everyone counts 73 Enhanced shareholder value

75 "Large bank Ability with small bank Agility" Core Growth -- Building on our Uniqueness Maintain our strong community bank ties and culture Commit to stronger geographic coordination vs. a pure line of business structure Continue efforts to create empowerment Everyone's a Prospect! Strategy

77 A good place to start 85% retail customers give highest ratings 89% commercial loan customers give highest ratings 96% private banking customers give highest ratings 94% investment customers give highest ratings 93% Mitchell Mortgage customers give highest ratings Customer centric initiative in 2nd year Roundtable employee focus groups - touches all departments; 200 action items for 2004 From the Frontline - management works "on the line" quarterly Mystery shoppers throughout the Bank Voice of the Customer - tracks Treasury Management Customer focus groups Benchmarking outside "service leaders" - sharing best service practices "Run to Daylight" - Customer impact projects Coordinator hired to leverage all service initiatives Aligning training and incentives to service initiatives Enhance service momentum Strategy

Create Shareholder value 38% 0% 63% 31% 22% 22% 17% 11% 33% 18% 12% 1% 11% '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* 15-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 Amegy S&P 79 $100,000 invested in Amegy in 1990 would have grown to $2,850,540 as of 12/31/04; CAGR of 25.0%

Keefe, Bruyette & Woods Legg Mason 81 2004 January 1997 Advest, Inc. FIG Partners FTN Financial Hibernia Southcoast Capital JP Morgan Keefe, Bruyette & Woods Legg Mason Lehman Brothers Merrill Lynch Morgan Stanley Piper Jaffray RBC Capital Markets Sanders Morris Harris Smith Barney Citigroup Stanford Financial Group Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1.6 billion Enhanced Shareholder awareness

83 Small share in great markets Depth of team Consistent performance Strong momentum Positioned well for growth . . . . . . with agility and ability . . . The "A" Bank! Why invest in

Soon will be . . .